SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2005

XM SATELLITE RADIO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27441	54-1878819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1500 Eckington Place, N.E. Washington, DC	20002
(Address of principal executive offices)	(Zip Code)

(202) 380-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation

On January 6, 2005, the initial purchaser of our $300 million aggregate principal amount of 1.75% Convertible Senior Notes due 2009 exercised its option to purchase an additional $100 million aggregate principal amount of the notes. We agreed to sell the notes to the initial purchaser pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act), under a purchase agreement that we entered into on November 18, 2004. We expect to use the net proceeds of this offering for working capital and general corporate purposes. The notes were offered by the initial purchaser solely to certain qualified institutional buyers pursuant to Rule 144A of the Securities Act, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws.

The notes were issued pursuant to the terms of the Indenture, dated November 23, 2004, between XM Satellite Radio Holdings Inc. and The Bank of New York, as trustee. The notes mature on December 1, 2009 and bear interest at an annual rate of 1.75%.

Ranking. The notes are our unsecured senior obligations, ranking:

•	equal in right of payment to all of our existing and future senior indebtedness; and

•	senior in right of payment to any of our existing and future subordinated indebtedness.

The notes are effectively subordinated to our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other liabilities of our subsidiaries.

Conversion Rights. The notes may be converted by the holder, at its option, into shares of our Class A common stock initially at a conversion rate of 20.0 shares of Class A common stock per $1,000 principal amount, which is equivalent to an initial conversion price of $50.00 per share of Class A common stock (subject to adjustment in certain events), at any time prior to 5:00 p.m. New York City time on December 1, 2009. The notes are convertible at any time before the close of business on the maturity date, unless we have previously repurchased the notes. If a holder elects to convert its notes in connection with certain fundamental changes, we will in certain circumstances increase the conversion rate by a number of additional shares of Class A common stock upon conversion, or, in lieu thereof, we may in certain circumstances elect to adjust the conversion rate and related conversion obligations so that the notes are convertible into shares of the acquiring or surviving company. Upon any conversion, a holder will not receive any cash payment representing accrued and unpaid interest, if any.

Redemption. The notes are not redeemable at our option prior to the stated maturity.

Fundamental Change. Upon the occurrence of certain fundamental changes, including the acquisition of voting control of our company, our liquidation or dissolution or our Class A common stock ceasing to be Nasdaq-listed or traded on a U.S. national securities exchange, a holder may require us to purchase for cash all or any part of its notes at a purchase price equal to 100% of the principal amount plus any accrued and unpaid interest (including additional interest, if any) up to, but not including, the fundamental change purchase date.

Registration Rights. These additional notes will also be covered by the terms of the Registration Rights Agreement, dated November 23, 2004. Under that agreement we agreed to file with the SEC within 90 calendar days after the original issuance of the notes, and to use our reasonable best efforts to cause to become effective within 180 calendar days after the original issuance of the notes, a shelf registration statement with respect to the resale of the notes and the Class A common stock issuable upon conversion of the notes. If we fail to effect a registration in the manner and within the time periods required under the registration rights agreement, we will be required to pay additional interest on the notes or issue an additional number of shares upon conversion of the notes. On December 17, 2004, we filed a shelf registration statement with respect to the resale of the notes issued in

November 2004 and the Class A common stock issuable upon conversion of the notes. It is anticipated that the resale of the additional notes will be added to this registration statement.

We filed the indenture (including a form of note) and registration rights agreement as exhibits to our Current Report on Form 8-K on November 24, 2004. A copy of the press release relating to the additional notes is filed as Exhibit 99.2 to this report.

Except for any historical information, the matters we discuss in this Current Report on Form 8-K concerning our company contain forward-looking statements. Any statements in this Current Report on Form 8-K that are not statements of historical fact are intended to be, and are “forward-looking statements” under the safe harbor provided by Section 27(a) of the Securities Act. Without limitation, the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans” and similar expressions are intended to identify forward-looking statements. The important factors discussed herein as well as factors identified in our filings with the SEC and those presented elsewhere by management from time to time, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities

See the disclosure under Item 2.03 of this report.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

4.1	Indenture, dated as of November 23, 2004, between XM Satellite Radio Holdings Inc. and The Bank of New York, as trustee (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the SEC on November 24, 2004).

4.2	Registration Rights Agreement, dated as of November 23, 2004, between XM Satellite Radio Holdings Inc. and Bear, Stearns & Co. Inc. (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the SEC on November 24, 2004).

4.3	Form of 1.75% Senior Convertible Note due 2009 (incorporated by reference to Exhibit A to Exhibit 4.1 hereof).

99.1	Press release, dated November 18, 2004 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the SEC on November 24, 2004).

99.2	Press release, dated January 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XM SATELLITE RADIO HOLDINGS INC.

Date:	January 7, 2005	By:	/s/ Joseph M. Titlebaum
Joseph M. Titlebaum
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Document

4.1	Indenture, dated as of November 23, 2004, between XM Satellite Radio Holdings Inc. and The Bank of New York, as trustee (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the SEC on November 24, 2004).

4.2	Registration Rights Agreement, dated as of November 23, 2004, between XM Satellite Radio Holdings Inc. and Bear, Stearns & Co. Inc. (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the SEC on November 24, 2004).

4.3	Form of 1.75% Senior Convertible Note due 2009 (incorporated by reference to Exhibit A to Exhibit 4.1 hereof).

99.1	Press release, dated November 18, 2004 (incorporated by reference to the registrant’s Current Report on Form 8-K, filed with the SEC on November 24, 2004).

99.2	Press release, dated January 7, 2005.